UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2010

Commission File No. 1-14588

NORTHEAST BANCORP

(Exact name of registrant as specified in its charter)

Maine	01-0425066
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

500 Canal Street Lewiston, Maine	04240
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (207) 786-3245

Former name or former address, if changed since last Report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 9.01.	Financial Statements and Exhibits.

As reflected by Item 9.01 of the Current Report on Form 8-K filed on January 5, 2011 (the “Initial Form 8-K”), the attached financial information was omitted from the disclosure contained in the Initial Form 8-K. Attached hereto as Exhibit 99.2 and incorporated herein by reference is the required unaudited pro forma financial information of Northeast Bancorp as of and for the year ended June 30, 2010 and the three months ended September 30, 2010.

Exhibits

Exhibit No.	Description

99.2	Unaudited pro forma consolidated financial statements of Northeast Bancorp as of and for the year ended June 30, 2010 and the three months ended September 30, 2010*

*	Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

NORTHEAST BANCORP

By:	/s/ Richard Wayne
Name: Richard Wayne
Title: President and Chief Executive Officer

Date: March 10, 2011

EXHIBIT INDEX

Exhibit No.	Description

99.2	Unaudited pro forma consolidated financial statements of Northeast Bancorp as of and for the year ended June 30, 2010 and the three months ended September 30, 2010*

*	Filed herewith

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